Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of DocGo Inc. (the “Company”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andre Oberholzer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the registrant.

DOCGO INC.

Date: March 29, 2022	By:	/s/ Andre Oberholzer
		Name:	Andre Oberholzer
		Title:	Chief Financial Officer
(Principal Financial Officer)